MERRILL LYNCH
GLOBAL
HOLDINGS, INC.








FUND LOGO








Quarterly Report

August 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL HOLDINGS, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Edward F. Korff, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


The total return of the world's equity markets, as measured by the unmanaged Morgan Stanley Capital International World Index, was -1.99% during the quarter ended August 31, 1996. This overall result masked widely disparate performances among the various markets. For example, the unmanaged Morgan Stanley Capital International Pacific Basin Index's total return was about -7% during the August quarter. However, within the region individual market returns varied markedly. New Zealand gained 9%; Taiwan rose almost 6%; Hong Kong, Australia, Malaysia and the Philippines were all essentially flat; while Japan, Indonesia, Korea and Thailand declined 8%, 11%, 13% and 16%, respectively.

In the US market, overall volatility increased significantly. After the highs of early June, the unmanaged Standard & Poor's 500 Index declined over 9% by mid-July. During the following four weeks, 85% of the decline was reversed. Interestingly, smaller stocks rose only about half as much as the higher-quality blue chip stocks during the recovery. This indicates to us that investors may have become less certain about the investment environment and are becoming more risk averse.

In our May 31, 1996 report to shareholders, we anticipated this increase in equity market volatility. Our anticipation was based upon economic and political considerations and a belief that the massive capital flows that benefited markets earlier in the year would moderate. Today, the issues are quite similar and thus we expect a continuation of volatile market performance over the near term. However, we believe that global economic prospects became better defined and will help provide for improved market performance later in 1996.

Our economic thesis has been that the world's economies were in a period of transition from slower to more rapid economic growth. In such periods, economic indicators are often quite mixed and seem contradictory at times. This was and continues to be the case. The resultant uncertainty about the direction of these indicators leads to greater market volatility. Fluctuations in the US equity market during the quarter ended August 31, 1996 reflect this point. Early in June, the majority of investors believed that economic growth was slowing from the rapid pace of April and May and the outlook for continued corporate earnings growth had diminished. Then, a series of upbeat economic indicators raised the prospect of accelerating growth and increased investor concerns about higher inflationary rates. Short-term and long-term interest rates rose, and the stock market declined; interest rates fell later in the quarter and helped to stabilize the equity market. Currently, most economic indicators point toward moderate growth and a relatively benign inflation outlook.

In Europe, the economic outlook is increasingly better defined. Growth is accelerating, although not at similar rates among the individual economies. Improvement is most notable in Germany, the Netherlands and the United Kingdom. France, Italy and Spain are lagging somewhat because of tight fiscal policies as governments attempt to comply with Maastricht criteria for the European Monetary Union.

In Asia, the economic situation is mixed. The economies of The People's Republic of China and Hong Kong are definitely accelerating. In Japan, the trough passed but the recovery remains fragile. Elsewhere in Asia, overall growth slowed somewhat but levels still exceed worldwide averages. In these latter economies, interest rates should decline later in 1996, leading to a reacceleration of economic activity in 1997.

Political events around the globe continued to induce volatility in equity markets. In Indonesia, there were riots in reaction to repressive measures taken against opposing political parties. The ruling coalition in Thailand disbanded and the prime minister could not sustain a vote of confidence. In Korea, guilty verdicts against former political leaders and business executives on bribery charges impacted that market. Ongoing friction between The People's Republic of China and both Taiwan and Hong Kong created uncertainty and volatility.

In Latin America, political events at times overshadowed better-than-expected economic progress. For example, Mexico's economic growth is far exceeding earlier forecasts, but rebel attacks around the country are impacting both currency and equity markets. In
Argentina, the popular minister of finance was dismissed to the dismay of many equity investors. In Brazil, many economic reform measures are being held hostage in a gridlocked congress.

Political events within and related to the United States created volatility in the domestic market. As discussed in earlier shareholder reports, the rhetoric of presidential campaigns often precipitates increased volatility. In addition, the United States' involvement in such countries as Bosnia and Iraq can also lead to economic and political uncertainty and negatively impact investor psychology. In Europe, the economic and political turmoil in Russia continued to affect currency and equity markets across the continent.

There is a famous Chinese saying: "May you live in interesting times." It seems that investors are currently experiencing this. However, we are long-term investors and remain optimistic about global markets. The worldwide economy is improving and political concerns ebb and flow. Therefore, we will continue to view volatility as an opportunity. We remain committed to offering investors a diversified portfolio which reflects the many investment opportunities around the globe.

Investment Environment
Japan
Amid worries over a domestic interest rate increase and an oversupply of new issues, the Japanese stock market has been unsettled since the end of June. The latest business confidence survey by the Bank of Japan suggests that economic activity in Japan is improving slowly and therefore earlier fears of monetary tightening subsided. Nevertheless, equity investors' sentiment has not improved as concerns over the state of the economy next year (particularly in light of a potential consumption tax rate increase and fiscal contraction) far outweigh the prospects of continued monetary relaxation. It appears that a further postponement of monetary tightening by the Bank of Japan was largely discounted in the equity market. Instead, the fact that the economy still has not improved to the degree investors anticipated led to a decline in confidence. As a result, our investment outlook in Japan has not changed. We will continue to maintain an underweighted position in Japan until we see improved confidence in the sustainability of the economic recovery and signs of positive revisions to corporate earnings forecasts.

During the quarter ended August 31, 1996, we reduced our weighting in Sumitomo Metal Industries Co., Ltd., and closed out our positions in Sumitomo Chemical Co. and Makino Milling Machine Co., Ltd., whose business performances are highly leveraged to the country's economic growth. We redeployed the assets to increase our positions in Mitsubishi Heavy Industries Ltd., Omron Corp. and Sanwa Shutter Corporation, where we see better long-term growth potential. We also established a new position in Minebea Co., Ltd. which we believe is a strong beneficiary of the long-term global growth in personal computers and other electronics goods. The company, the world's largest miniature ball-bearing manufacturer, is highly cost competitive on a global scale. Overall, our underweight exposure in Japan has not changed. While the Nikkei 225 Index closed the August quarter at a five-month low, declining 8.1% in yen terms, only four of our Japanese holdings underperformed the index. Three of these are in the financial sector where we remain heavily underweighted.

Smaller Asian Markets
Asia's smaller markets performed poorly over the quarter ended August 31, 1996, with Thai, Indonesian and Korean markets declining sharply and the other markets flat or showing only slightly higher gains. Factors influencing the poor performance included concerns over higher interest rates, slowing export growth and political unrest in many countries. The fund's Asian performance was hurt by our overweight position in all of the smaller markets. In particular, our large holdings in Thailand, Indonesia and India underperformed each market's index as investors took profits. Since we believe Asia offers an attractive long-term equity investment climate, we used the downside volatility as an opportunity to increase our exposure to these markets. Lately, many analysts and observers have focused on the slowing growth of Asian exports, citing a loss of external competitiveness caused by the structural problems. However, we view the structural concerns as misplaced. We believe the export slowdown is cyclical and country-specific because of a sharp downturn in the semiconductor industry worldwide. Thailand was Asia's worst-performing stock market so far this year. Therefore, we increased our equity exposure moderately after the sharp decline in share prices.

Europe
European economies continued to improve. However, there is a significant divergence between Germany and northern European economies, and France and southern European economies. Germany registered particularly good economic performance in recent months. Both domestic and export orders are strong, resulting in rising industrial production. Southern European governments maintained restrictive fiscal policies as they attempt to meet the criteria of the European Union Agreement. These tight policies hindered growth, but permitted ongoing monetary policy easing which will eventually promote economic recovery.

The European equity markets, in local terms, were essentially unchanged during the summer months. The unmanaged Morgan Stanley Capital International European Index showed a decline of 0.2% excluding dividends in local currency terms. The spread between the best-performing market (Sweden, up 1.5%) and the worst-performing market (Belgium with a loss of 2.1%) was minimal.

Since there was little difference in country performance, country weightings were of less consequence during the quarter ended August 31, 1996. However, stock selection did make a difference. We had large gains in the international cleaning firm ISS International Service Systems A/S, up 15%; software company Dassault Systemes S.A., up 69%; dredger Koninklijke Boskalis Westminster N.V., up 12%; and electronic component manufacturer Astec (BSR) PLC, up 12%. Significant declines occurred in electronic component manufacturers:
Saes Getter S.p.A and Sensonor A/S fell 18% and 10%, respectively. The two UK banks, National Westminster Bank PLC and The Royal Bank of Scotland Group PLC, fell 4% and 6%, respectively.

North America
North American equity markets were quite turbulent during the quarter ended August 31, 1996. Investors reacted strongly to even minor fluctuations in interest rates. As noted, economic indicators were mixed. Data which indicated any reacceleration of economic activity raised investor fears of higher inflation rates and resulted in higher interest rates and equity market weakness, while contrary indications caused equity markets to improve. Against this backdrop of economic transition, several companies reported disappointing earnings which contributed to volatility across industry segments.

In this difficult environment, our pharmaceutical and financial services sector holdings contributed positively to overall fund performance. Within the technology area, software companies performed well, while technology and telecommunication equipment sectors performed poorly. However, in these businesses we believe order patterns and production schedules are currently at more sustainable levels, which should benefit future stock performance.

During the quarter ended August 31, 1996, we eliminated our positions in Viacom Inc. (Class A), United HealthCare Corp. and Value Health Inc., where prospects for improved results will take longer to materialize than we had anticipated. We initiated positions in Sonat Offshore Drilling Inc., which should benefit from increased demand for deep water oil and gas drilling equipment; and Forest Laboratories, Inc., which is expected to receive approval from the Federal Drug Administration to launch several new drugs by early next year.

Latin America
In spite of increased risks of higher US interest rates, many of the Latin American equity markets reached 52-week highs during the quarter ended August 31, 1996, reflecting stronger economic growth. Mexico and Brazil both reported healthy increases in second-quarter gross domestic product. We initiated positions in two banks, Grupo Financiero Banorte, S.A. de C.V. in Mexico, and Uniao de Bancos Brasileiros S.A. in Brazil. Both banks should benefit from banking industry consolidation and stronger economic growth in their respective countries. Grupo Carso, S.A. de C.V. in Mexico successfully completed the spin-off of its telecommunications and financial services subsidiaries. Telecommunicacoes Brasileiras S.A.-- Telebras PN, which announced results that exceeded analysts' expectations, was our best-performing Latin American stock for the August quarter, up 13.6%.

In Conclusion
In US dollar terms, the unmanaged Morgan Stanley Capital International Index lost 1.99%. Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares had total returns during the August quarter of -3.84%, -4.08%, -4.08% and -3.92%, respectively, in US dollar terms, excluding dividends. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance data, including average annual total returns, can be found on pages 5-7 of this report to shareholders.)

We thank you for your investment in Merrill Lynch Global Holdings, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Edward F. Koroff)
Edward F. Korff
Vice President and Portfolio Manager

September 30, 1996



PERFORMANCE DATA

About Fund
Performance


Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                        +17.19%        +11.04%
Five Years Ended 6/30/96                  +12.11         +10.91
Ten Years Ended 6/30/96                   +13.23         + 9.39

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                        +15.96%        +11.96%
Five Years Ended 6/30/96                  +10.96         +10.96
Inception (10/21/88)
through 6/30/96                           + 9.08         + 9.08

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                        +16.04%        +15.04%
Inception (10/21/94)
through 6/30/96                           + 9.73         + 9.73

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/96                        +16.89%        +10.76%
Inception (10/21/94)
through 6/30/96                           +10.60         + 7.13

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*        % Change**
7/2/84--12/31/84          $ 9.15      $ 9.32                --                 $0.170              + 3.68%
1985                        9.32       12.28                --                  0.340              +36.05
1986                       12.28       14.28             $ 1.270                0.300              +30.25
1987                       14.28       11.52               3.638                0.372              + 6.54
1988                       11.52       11.01               1.275                0.337              +10.04
1989                       11.01       11.77               1.492                0.212              +23.53
1990                       11.77       10.28               0.188                0.261              - 9.20
1991                       10.28       11.67               0.221                0.123              +17.12
1992                       11.67       11.27               0.817                0.063              + 4.28
1993                       11.27       13.14               0.443                0.371              +24.08
1994                       13.14       12.18               0.514                0.007              - 3.25
1995                       12.18       13.32               0.584                0.164              +15.56
1/1/96--8/31/96            13.32       14.03                --                   --                + 5.33
                                                         -------               ------
                                                   Total $10.442         Total $2.720

                                                           Cumulative total return as of 8/31/96: +331.17%**

  *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*        % Change**
10/21/88--12/31/88        $11.29      $11.00              $0.388               $0.147              + 2.22%
1989                       11.00       11.71               1.492                0.138              +22.33
1990                       11.71       10.20               0.188                0.166              -10.18
1991                       10.20       11.56               0.221                0.036              +16.02
1992                       11.56       11.09               0.817                0.001              + 3.15
1993                       11.09       12.94               0.443                0.219              +22.87
1994                       12.94       11.87               0.514                 --                - 4.20
1995                       11.87       12.82               0.584                0.164              +14.37
1/1/96--8/31/96            12.82       13.40                --                   --                + 4.52
                                                          ------               ------
                                                    Total $4.647         Total $0.871

                                                            Cumulative total return as of 8/31/96: +89.15%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--Class C Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*        % Change**
10/21/94--12/31/94        $13.08      $11.87              $0.514                 --                - 5.23%
1995                       11.87       12.82               0.584               $0.164              +14.37
1/1/96--8/31/96            12.82       13.41                --                   --                + 4.60
                                                          ------               ------
                                                    Total $1.098         Total $0.164

                                                            Cumulative total return as of 8/31/96: +13.38%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*          % Change**
10/21/94--12/31/94        $13.39      $12.18              $0.514               $0.003              - 5.09%
1995                       12.18       13.29               0.584                0.164              +15.32
1/1/96--8/31/96            13.29       13.97                --                   --                + 5.12
                                                          ------               ------
                                                    Total $1.098         Total $0.167

                                                            Cumulative total return as of 8/31/96: +15.06%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Recent
Performance
Results
                                                                                                 12 Month   3 Month
                                                              8/31/96   5/31/96      8/31/95     % Change   % Change
ML Global Holdings, Inc. Class A Shares*                      $14.03    $14.59       $13.61      + 7.65%(1)   -3.84%
ML Global Holdings, Inc. Class B Shares*                       13.40     13.97        13.16      + 6.51(1)    -4.08
ML Global Holdings, Inc. Class C Shares*                       13.41     13.98        13.16      + 6.59(1)    -4.08
ML Global Holdings, Inc. Class D Shares*                       13.97     14.54        13.59      + 7.37(1)    -3.92
ML Global Holdings, Inc. Class A Shares--Total Return*                                           + 8.94(2)    -3.84
ML Global Holdings, Inc. Class B Shares--Total Return*                                           + 7.83(2)    -4.08
ML Global Holdings, Inc. Class C Shares--Total Return*                                           + 7.91(2)    -4.08
ML Global Holdings, Inc. Class D Shares--Total Return*                                           + 8.65(2)    -3.92
World Stock Index--Total Return**                                                                +12.57       -1.99


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective.
(1)Percent change includes reinvestment of $0.584 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.164 per share ordinary income dividends and $0.584 per share capital gains distributions.

SCHEDULE OF INVESTMENTS                                                                                        (in US Dollars)
LATIN                                                                                                               Percent of
AMERICA      Industries           Shares Held                Investments                    Cost            Value   Net Assets
Argentina    Energy                  120,000    Yacimientos Petroliferos Fiscales
                                                S.A.--Sponsored (ADR)*                 $  2,350,450     $  2,535,000    0.6%

             Multi-Industry          339,000    Compania Naviera Perez Companc
                                                S.A.C.F.I.M.F.A.                          1,396,267        1,940,244    0.5

                                                Total Investments in Argentina            3,746,717        4,475,244    1.1


Brazil       Banking              76,000,000    Uniao de Bancos Brasileiros S.A.
                                                (Preferred)                               2,056,000        1,944,308    0.5

             Forest Products         397,500    Aracruz Celulose S.A. (ADR)*              3,624,750        3,527,813    0.8
             & Paper

             Telecommunications   36,000,000    Telecommunicacoes Brasileiras S.A
                                                --Telebras PN (Preferred)                 1,290,167        2,674,407    0.6

                                                Total Investments in Brazil               6,970,917        8,146,528    1.9


Chile        Multi-Industry           40,000    Madeco S.A. (ADR)*                        1,031,413          945,000    0.2

                                                Total Investments in Chile                1,031,413          945,000    0.2


Mexico       Beverages & Tobacco      35,000    Panamerican Beverages, Inc. (Class A)       991,514        1,478,750    0.3

             Holding Company       1,594,000    Grupo Financiero Banorte, S.A.
                                                de C.V. (Class B)                         1,653,141        1,846,348    0.4

             Multi-Industry          600,000    Grupo Carso, S.A. de C.V.                 3,448,736        2,754,617    0.7

                                                Total Investments in Mexico               6,093,391        6,079,715    1.4


                                                Total Investments in Latin America       17,842,438       19,646,487    4.6


NORTH
AMERICA

Canada       Agriculture             245,000    Viridian, Inc.                            3,195,498        2,928,608    0.7

             Industrial Materials          1    Westaim Corporation                               3                3    0.0

             Telecommunications       50,000    Northern Telecom Ltd.                     1,474,875        2,493,750    0.6

                                                Total Investments in Canada               4,670,376        5,422,361    1.3


United       Banking                 120,000    The Bank of New York Company, Inc.        3,130,284        3,345,000    0.8
States                                45,000    Barnett Banks, Inc.                       2,756,978        2,953,125    0.7
                                                                                       ------------     ------------  ------
                                                                                          5,887,262        6,298,125    1.5

             Broadcasting &          115,000    Time Warner Inc.                          3,948,176        3,838,125    0.9
             Publishing

             Business & Public        30,000    Microsoft Corp.                           1,250,000        3,675,000    0.9
             Services                100,000    Molten Metal Technology, Inc.             2,354,895        3,050,000    0.7
                                      75,000    Oracle Corporation (c)                      557,917        2,634,375    0.6
                                      30,000    Pacificare Health Systems Inc.
                                                (Class B)                                 1,012,500        2,400,000    0.6
                                                                                       ------------     ------------  ------
                                                                                          5,175,312       11,759,375    2.8

             Chemicals                60,000    PPG Industries, Inc.                      2,314,400        2,962,500    0.7

             Electrical Equipment     60,000    Applied Materials, Inc.                   2,160,562        1,447,500    0.3
                                      80,000    Ultratech Stepper Inc.                    1,395,265        1,220,000    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,555,827        2,667,500    0.6

             Electronics/            125,000    General Instrument Corp.                  3,132,134        3,421,875    0.8
             Components               60,000    Intel Corp.                               1,305,000        4,785,000    1.1
                                      50,000    Motorola, Inc.                            2,694,300        2,668,750    0.6
                                      60,000    Texas Instruments Inc.                    2,492,028        2,805,000    0.7
                                                                                       ------------     ------------  ------
                                                                                          9,623,462       13,680,625    3.2

             Energy Sources          125,000    Enron Oil & Gas Co.                       2,468,178        3,234,375    0.8

             Food & Household        150,000    Performance Food Group Co.                1,678,096        2,400,000    0.6
             Products

             Health & Personal       100,000    Forest Laboratories, Inc.                 4,023,062        4,112,500    1.0
             Care                     35,000    Merck & Co., Inc.                         1,262,400        2,296,875    0.5
                                      50,000    Pfizer, Inc.                              2,427,678        3,550,000    0.8
                                                                                       ------------     ------------  ------
                                                                                          7,713,140        9,959,375    2.3

             Insurance                75,000    AFLAC, Inc.                               1,524,004        2,578,125    0.6
                                      75,000    Mercury General Corp.                     2,626,000        3,375,000    0.8
                                                                                       ------------     ------------  ------
                                                                                          4,150,004        5,953,125    1.4

             Leisure & Tourism       160,000    Mirage Resorts, Inc.                      1,204,170        3,720,000    0.9
                                      26,694    TCI Pacific Communications
                                                (Convertible Preferred)                   2,393,331        2,422,481    0.6
                                      40,000    Walt Disney Co.                           1,382,400        2,280,000    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,979,901        8,422,481    2.0

             Machinery & Equipment   100,000    Harnischfeger Industries, Inc.            3,640,438        3,775,000    0.9

             Merchandising            90,000    The Home Depot, Inc.                      3,373,925        4,781,250    1.1
                                     200,000    Office Depot, Inc.                        3,970,750        3,175,000    0.8
                                                                                       ------------     ------------  ------
                                                                                          7,344,675        7,956,250    1.9

             Oil & Gas Producers      40,000    Sonat Offshore Drilling Inc.              2,096,400        2,185,000    0.5

             Railroads                40,000    Consolidated Rail Corp.                   2,384,900        2,725,000    0.7
                                      60,000    Illinois Central Corp.                    1,688,600        1,815,000    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,073,500        4,540,000    1.1

             Telecommunications       70,445    AT&T Corp.                                4,299,531        3,698,363    0.9
                                     125,000    Airtouch Communications, Inc.             2,976,403        3,437,500    0.8
                                                                                       ------------     ------------  ------
                                                                                          7,275,934        7,135,863    1.7

                                                Total Investments in the
                                                United States                            75,924,705       96,767,719   22.9

                                                Total Investments in North America       80,595,081      102,190,080   24.2


PACIFIC
BASIN/ASIA

Australia    Banking                 200,097    National Australia Bank, Ltd.             1,430,366        1,952,539    0.5

             Broadcasting &          350,000    News Corp., Ltd. (Ordinary)               1,863,660        1,866,913    0.4
             Publishing

             Entertainment         1,000,000    Sydney Harbour Casino Holdings Ltd.       1,446,117        1,424,520    0.3

             Insurance               104,674    Lend Lease Corp.                          1,327,152        1,713,111    0.4

             Metals                  300,000    WMC Ltd. (a)                              1,727,089        2,089,296    0.5

                                                Total Investments in Australia            7,794,384        9,046,379    2.1

SCHEDULE OF INVESTMENTS (continued)                                                                            (in US Dollars)
PACIFIC BASIN/
ASIA                              Shares Held/                                                                      Percent of
(continued)  Industries           Face Amount            Investments                       Cost            Value   Net Assets
Hong Kong    Multi-Industry        1,512,573    First Pacific Co., Ltd.                $  1,248,973     $  2,455,095    0.6%
                                     400,000    Hutchison Whampoa Ltd.                    1,949,838        2,421,107    0.6
                                     500,000    Swire Pacific Ltd. `A'                    2,453,484        4,445,810    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,652,295        9,322,012    2.2

             Real Estate             400,000    Sun Hung Kai Properties, Ltd.             2,242,489        3,905,846    0.9

             Utilities--Gas        1,440,000    Hong Kong and China Gas
                                                Company Ltd.                              1,873,089        2,327,988    0.6
                                     120,000    Hong Kong and China Gas
                                                Company Ltd. (Warrants) (b)                       0           32,204    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,873,089        2,360,192    0.6

                                                Total Investments in Hong Kong            9,767,873       15,588,050    3.7


India        Machinery &             196,000    Larsen & Toubro Ltd. (GDR)**              3,008,600        2,979,200    0.7
             Engineering
                                                Total Investments in India                3,008,600        2,979,200    0.7


Indonesia    Construction &        1,880,000    Jaya Real Property                        2,924,702        2,649,584    0.6
             Housing

             Telecommunications       40,000    P.T. Indonesian Satellite
                                                Corp. (ADR)*                              1,256,238        1,250,000    0.3
                                      50,800    P.T. Telekomunikasi Indonesia
                                                (ADR)*                                      939,403        1,416,050    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,195,641        2,666,050    0.6

             Textiles                600,000    P.T. Indorama Synthetics (Foreign)        1,217,976        1,447,790    0.4

                                                Total Investments in Indonesia            6,338,319        6,763,424    1.6


Japan        Automobiles             120,000    Toyota Motor Corp.                        2,128,963        2,893,695    0.7

             Banking                 130,000    Bank of Tokyo-Mitsubishi                  3,085,819        2,644,271    0.6
                               US$ 1,000,000    The Mitsubishi Bank, Ltd., 3% due
                                                11/30/2002 (Convertible)                  1,000,000        1,091,000    0.3
                                     100,000    Sanwa Bank, Ltd.                          1,844,583        1,767,142    0.4
                                                                                       ------------     ------------  ------
                                                                                          5,930,402        5,502,413    1.3

             Broadcasting &          300,000    Tokyo Broadcasting System, Inc.           3,736,661        4,583,525    1.1
             Publishing

             Building Materials      200,000    Sanwa Shutter Corporation                 1,848,010        1,803,958    0.4

             Cable & Wire            270,000    Sumitomo Electric Industry, Ltd.          2,968,251        3,578,463    0.8

             Chemicals               350,000    Asahi Chemical Industry Co.               2,503,914        2,351,588    0.6

             Construction &           40,000    Sho-Bond Construction                     1,327,862        1,413,714    0.3
             Housing

             Data Processing &       120,000    Canon Inc.                                2,096,847        2,231,017    0.5
             Reproduction

             Electrical &            300,000    Hitachi Ltd.                              3,154,652        2,755,637    0.6
             Electronics              29,000    Keyence Corp.                             2,038,471        3,683,387    0.9
                                     200,000    Matsushita Electric Industrial Co.        2,837,637        3,368,615    0.8
                                      85,000    Murata Manufacturing Co., Ltd.            2,448,383        3,019,788    0.7
                                     220,000    NEC Corporation                           2,822,889        2,348,827    0.6
                                     150,000    Omron Corp.                               2,717,395        2,747,354    0.6
                                     180,000    Sharp Corp.                               2,744,465        2,849,517    0.7
                                      90,000    Tokyo Electron Ltd.                       3,173,486        2,352,508    0.6
                                                                                       ------------     ------------  ------
                                                                                         21,937,378       23,125,633    5.5

             Entertainment            70,000    Sony Music Entertainment (Japan) Inc.     3,171,727        2,744,593    0.7

             Financial Services      200,000    Daiwa Securities Co., Ltd.                2,519,694        2,264,151    0.5

             Insurance               250,000    Tokio Marine & Fire Insurance
                                                Co., Ltd.                                 3,142,441        2,853,198    0.7

             Machinery &             150,000    Minebea Co., Ltd.                         1,265,989        1,253,566    0.3
             Engineering             400,000    Mitsubishi Heavy Industries Ltd.          2,988,558        3,162,448    0.7
                                                                                       ------------     ------------  ------
                                                                                          4,254,547        4,416,014    1.0

             Merchandising            50,000    Aoyama Trading Co.                        2,716,597        1,320,755    0.3
                                      60,000    Ito-Yokado Co., Ltd.                      2,604,246        3,164,289    0.8
                                     150,000    Marui Co., Ltd.                           2,736,736        2,940,635    0.7
                                                                                       ------------     ------------  ------
                                                                                          8,057,579        7,425,679    1.8

             Metals                  700,000    Nippon Steel Co.                          2,407,627        2,216,291    0.5
                                     400,000    Sumitomo Metal Industries Co., Ltd.       1,257,478        1,130,235    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,665,105        3,346,526    0.8

             Real Estate             250,000    Mitsui Fudosan Co., Ltd.                  3,097,952        3,083,295    0.7

             Telecommunications          350    DDI Corp.                                 2,617,101        2,786,470    0.7
                                         307    Nippon Telephone & Telegraph
                                                Corp. (Ordinary)                          2,553,690        2,178,527    0.5
                                                                                       ------------     ------------  ------
                                                                                          5,170,791        4,964,997    1.2

             Wholesale &             250,000    Mitsui & Co.                              1,780,475        2,109,986    0.5
             International Trade

                                                Total Investments in Japan               79,338,599       80,692,445   19.1


Malaysia     Banking                 583,333    Commerce Asset-Holding BHD                1,276,855        3,650,511    0.9

             Building Materials      400,000    Sungei Way Holdings BHD                   1,589,194        2,021,823    0.5

             Telecommunications      300,000    Telekom Malaysia BHD                      1,491,009        2,647,625    0.6

                                                Total Investments in Malaysia             4,357,058        8,319,959    2.0


New          Telecommunications      400,000    Telecom Corp. of New Zealand
Zealand                                         Ltd. (Class C) (ADR)*                     1,278,315        1,913,234    0.5

                                                Total Investments in New Zealand          1,278,315        1,913,234    0.5


Singapore    Banking                 218,000    Overseas Chinese Banking Corp.            2,202,387        2,619,037    0.6

             Broadcasting &          100,000    Singapore Press Holdings Limited          1,476,852        1,734,556    0.4
             Publishing

             Construction &          250,000    City Development Ltd.                     1,562,010        2,079,335    0.5
             Housing

             Multi-Industry          200,000    Keppel Corp. Ltd.                         1,502,011        1,521,291    0.4

                                                Total Investments in Singapore            6,743,260        7,954,219    1.9


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US Dollars)
PACIFIC BASIN/
ASIA                                                                                                                Percent of
(concluded)  Industries           Shares Held                 Investments                   Cost            Value   Net Assets
South Korea  Banking                  91,875    Hanil Bank                             $  1,273,823     $    956,343    0.2%

             Construction &           29,170    Hyundai Engineering and
             Housing                            Construction Co.                            601,548        1,240,295    0.3
                                       1,534    Hyundai Engineering and
                                                Construction Co.                             48,114           47,750    0.0
                                                                                       ------------     ------------  ------
                                                                                            649,662        1,288,045    0.3

             Electronics              46,283    LG Electronics Co.                        1,725,155          864,416    0.2

             Steel                    31,300    Pohang Iron & Steel Co., Ltd.
                                                (ADR)*                                      765,410          684,687    0.2

             Utilities                40,000    Korea Electric Power Co.                  1,097,115        1,416,016    0.3

                                                Total Investments in South Korea          5,511,165        5,209,507    1.2


Thailand     Banking                  65,300    Bangkok Bank Public Company Ltd.            720,670          825,929    0.2

             Building Materials       40,000    The Siam Cement Public Co. Ltd.
                                                (Foreign Registered)                      1,562,669        1,536,759    0.4

             Telecommunications      170,000    Advanced Information Services Inc.        2,179,934        2,230,830    0.5
                                     600,000    Total Access Communication Public
                                                Co. Ltd.                                  3,787,500        4,380,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,967,434        6,610,830    1.5

                                                Total Investments in Thailand             8,250,773        8,973,518    2.1


                                                Total Investments in the
                                                Pacific Basin/Asia                      132,388,346      147,439,935   34.9


WESTERN
EUROPE

Denmark      Business & Public       150,000    ISS International Service System
             Services                           A/S (Class B)                             3,289,437        3,908,709    0.9

                                                Total Investments in Denmark              3,289,437        3,908,709    0.9


Finland      Telecommunications       76,400    Nokia OY AS 'A'                           2,163,900        3,249,390    0.8

                                                Total Investments in Finland              2,163,900        3,249,390    0.8


France       Banking                  20,000    Cetelem S.A.                              3,947,067        4,180,166    1.0

             Business & Public       100,000    Dassault Systemes S.A.                    2,292,986        3,891,742    0.9
             Services

             Cosmetics                33,000    Christian Dior S.A.                       2,920,305        3,976,689    0.9

             Energy                   42,785    Total S.A. (Class B)                      2,673,402        3,148,442    0.8

             Manufacturing            20,000    Bic S.A.                                  2,499,848        2,919,795    0.7

                                                Total Investments in France              14,333,608       18,116,834    4.3


Germany      Merchandising            32,000    Metro AG                                  3,124,165        3,038,864    0.7

             Multi-Industry           10,000    Mannesmann AG                             3,229,897        3,609,327    0.9
                                     130,000    SKW Trostberg AG                          2,783,475        3,492,734    0.8
                                      80,000    Veba AG                                   3,264,237        4,198,716    1.0
                                                                                       ------------     ------------  ------
                                                                                          9,277,609       11,300,777    2.7

             Recreation               60,000    Adidas AG                                 3,119,053        5,160,527    1.2

                                                Total Investments in Germany             15,520,827       19,500,168    4.6


Italy        Electronics              95,000    Saes Getters S.p.A. (ADR)*                1,615,000        1,330,000    0.3

             Telecommunications    6,000,000    Olivetti Group--Ing.                      3,946,434        3,131,126    0.7

                                                Total Investments in Italy                5,561,434        4,461,126    1.0


Netherlands  Business & Public       140,000    Baan Company N.V.                         2,254,885        4,516,401    1.1
             Services

             Construction &          229,017    Koninklijke Boskalis Westminster
             Housing                            N.V.                                      3,567,844        4,446,664    1.1


             Electrical &            205,000    BE Semiconductor Industries N.V.          2,898,753        2,511,250    0.6
             Electronics             115,000    Philips Electronics N.V.                  3,839,587        3,890,195    0.9
                                                                                       ------------     ------------  ------
                                                                                          6,738,340        6,401,445    1.5

             Merchandising            70,000    Koninklijke Ahold N.V.                    3,556,485        3,917,028    0.9

                                                Total Investments in the
                                                Netherlands                              16,117,554       19,281,538    4.6


Norway       Automobiles             330,000    Sensonor A/S                              2,555,005        2,368,618    0.6

             Manufacturing           200,000    Tomra Systems A/S                         1,907,841        2,184,496    0.5

                                                Total Investments in Norway               4,462,846        4,553,114    1.1


Poland       Food & Beverage          75,718    Agros Holdings S.A.                       1,272,288        2,074,087    0.5

                                                Total Investments in Poland               1,272,288        2,074,087    0.5

Spain        Banking                 100,000    Banco Bilbao Vizcaya S.A.                 3,858,654        4,207,327    1.0

             Energy                   50,000    Repsol S.A.                               1,662,606        1,625,740    0.4

                                                Total Investments in Spain                5,521,260        5,833,067    1.4


Sweden       Automobiles              80,000    Autoliv AB                                2,142,137        2,640,483    0.6

             Health & Personal        60,000    Astra AB 'B'                              1,096,951        2,483,384    0.6
             Care
                                                Total Investments in Sweden               3,239,088        5,123,867    1.2


Switzerland  Health & Personal           871    Roche Holdings AG                         4,203,474        6,645,499    1.6
             Care
                                                Total Investments in Switzerland          4,203,474        6,645,499    1.6


United       Banking                 250,097    National Westminster Bank PLC             1,993,581        2,588,066    0.6
Kingdom                              308,117    The Royal Bank of Scotland
                                                Group PLC                                 2,333,321        2,343,828    0.6
                                                                                       ------------     ------------  ------
                                                                                          4,326,902        4,931,894    1.2

             Broadcasting &          312,500    Carlton Communications PLC
             Publishing                         (Ordinary)                                1,292,970        2,338,119    0.5


             Electronics           1,250,000    Astec (BSR) PLC                           1,943,769        2,772,550    0.7

             Energy                  474,340    British Petroleum Co. PLC                 2,419,842        4,597,403    1.1

             Energy Sources          575,000    Enterprise Oil PLC                        3,483,980        4,576,074    1.1

             Merchandising           700,000    Harvey Nichols PLC                        3,267,451        3,641,022    0.8
                                     500,000    Next PLC                                  1,731,357        4,529,800    1.1
                                                                                       ------------     ------------  ------
                                                                                          4,998,808        8,170,822    1.9

             Multi-Industry          339,588    Siebe PLC                                 3,206,394        4,861,450    1.1

             Telecommunications    1,000,000    Orange PLC                                3,025,616        2,991,230    0.7

                                                Total Investments in the
                                                United Kingdom                           24,698,281       35,239,542    8.3


                                                Total Investments in
                                                Western Europe                          100,383,997      127,986,941   30.3

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US Dollars)
SHORT-TERM                                                                                                          Percent of
SECURITIES                       Face Amount                  Issue                         Cost            Value   Net Assets
United       Commercial        US$ 6,000,000    Delaware Funding Corp., 5.30%
States       Paper***                           due 10/17/1996                         $  5,958,483     $  5,958,483    1.4%
                                  17,582,000    General Electric Capital Corp.,
                                                5.30% due 9/03/1996                      17,574,235       17,574,235    4.1
                                   5,000,000    National Fleet Funding Corp.,
                                                5.37% due 9/06/1996                       4,995,525        4,995,525    1.2

                                                Total Investments in Short-Term
                                                Securities                               28,528,243       28,528,243    6.7

             Total Investments                                                         $359,738,105      425,791,686  100.7
                                                                                       ============
             Liabilities in Excess of Other Assets                                                        (2,797,919)  (0.7)
                                                                                                        ------------  ------
             Net Assets                                                                                 $422,993,767  100.0%
                                                                                                        ============  ======
             Net Asset       Class A--Based on net assets of $373,234,995 and
             Value:                   26,600,491 shares outstanding                                     $      14.03
                                                                                                        ============
                             Class B--Based on net assets of $44,522,155 and
                                      3,321,734 shares outstanding                                      $      13.40
                                                                                                        ============
                             Class C--Based on net assets of $817,204 and 60,951
                                      shares outstanding                                                $      13.41
                                                                                                        ============
                             Class D--Based on net assets of $4,419,413 and
                                      316,316 shares outstanding                                        $      13.97
                                                                                                        ============


            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
          (a)Formerly Western Mining Corp.
          (b)Warrants entitle the Company to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under conditions until the expiration date.
          (c)Formerly Oracle Systems Corp.

EQUITY PORTFOLIO CHANGES


For the Quarter Ended August 31, 1996

Additions

Bic S.A.
Dassault Systemes S.A.
Forest Laboratories, Inc.
Grupo Financiero Banorte, S.A. de C.V.
  (Class B)
ISS International Service System A/S (Class B)
Koninklijke Ahold N.V.
Metro AG
Minebea Co., Ltd.
Saes Getters S.p.A. (ADR)
Sonat Offshore Drilling Inc.
TCI Pacific Communications (Convertible
  Preferred)
Uniao de Bancos Brasileiros S.A.
  (Preferred)
Westaim Corporation


Deletions

Chubb Security PLC
Kymmene OY
Makino Milling Machine Co., Ltd.
Mo Och Domsjo AB 'B'
Sumitomo Chemical Co.
The Summit Bancorporation
Technology Resources Industries BHD
Telecommunicacoes Brasileiras S.A.--
  Telebras PN (Rights)
United HealthCare Corp.
Value Health Inc.
Varity Corp.
Viacom Inc. (Class A)



PORTFOLIO INFORMATION


Worldwide
Investments
As of 8/31/96

                                           Percent of
Ten Largest Industries                     Net Assets

Telecommunications                            9.5%
Banking                                       8.9
Multi-Industry                                7.8
Merchandising                                 7.2
Electrical & Electronics                      7.0
Business & Public Services                    5.7
Health & Personal Care                        4.5
Broadcasting & Publishing                     3.3
Electronics/Components                        3.2
Energy                                        2.9


                                 Country of      Percent of
Ten Largest Equity Holdings        Origin        Net Assets

Roche Holdings AG                Switzerland        1.6%
Adidas AG                        Germany            1.2
Siebe PLC                        United Kingdom     1.1
Intel Corp.                      United States      1.1
The Home Depot, Inc.             United States      1.1
British Petroleum Co. PLC        United Kingdom     1.1
Tokyo Broadcasting System, Inc.  Japan              1.1
Enterprise Oil PLC               United Kingdom     1.1
Next PLC                         United Kingdom     1.1
Baan Company N.V.                Netherlands        1.1